THIRD AMENDMENT TO AGREEMENT AND PLAN OF MERGER

This Third Amendment to Agreement and Plan of Merger ("***Third Amendment***") is made as of this 22nd day of October, 2007, by and among Gasco Energy, Inc. ("***Parent***"), a Nevada corporation, and Brek Energy Corporation ("***Company***"), a Nevada corporation. Capitalized terms used in this Third Amendment that are not otherwise defined herein shall have the meanings ascribed to them in the Merger Agreement (as defined below).

RECITALS:

WHEREAS, Parent, the Company and Gasco Acquisition, Inc., a Nevada corporation and a wholly owned subsidiary of Parent, have executed that certain Agreement and Plan of Merger dated as of September 20, 2006, as amended by that certain First Amendment to Agreement and Plan of Merger dated January 31, 2007 and by that certain Second Amendment to Agreement and Plan of Merger dated May 30, 2007 (collectively, the "***Merger Agreement***"); and

WHEREAS, pursuant to Section 12.10 of the Merger Agreement, the parties hereto desire to amend the Merger Agreement.

NOW THEREFORE, the parties hereto, in consideration of the premises and of the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, agree as follows:

1. Section 10.1(e) is hereby amended and restated to read in its entirety as follows:

> "(e) by Parent or Company, if the Merger has not been consummated on or before December 31, 2007 (the "***Optional Termination Date***"); *provided, however*, that the right to terminate this Agreement pursuant to this Section 10.1(e) shall not be available to any party whose failure or whose Affiliates' failure to perform in all material respects any covenant, obligation or agreement hereunder has been the cause of, or resulted in, the failure of the Merger to occur on or before such date;"

2. Except as expressly amended by this Third Amendment, all of the other terms and provisions of the Merger Agreement shall continue in full force and effect.

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IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

GASCO ENERGY, INC.

By: ______________________________
Name: Mark A. Erickson
Title: President and Chief Executive

BREK ENERGY CORPORATION

By: ______________________________
Name: Richard N. Jeffs
Title: President, Chief Executive Officer and Chief Financial Officer

IN WITNESS WHEREOF, the parties hereto have duly executed this Third Amendment to be signed by their respective officers hereunto duly authorized, all as of the date first written above.

GASCO ENERGY, INC.

By: ______________________________

Name: Mark A. Erickson

Title: President and Chief Executive

BREK ENERGY CORPORATION

By: ______________________________

Name: Richard N. Jeffs

Title: President, Chief Executive Officer and Chief Financial Officer